                        SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 27, 1999, is made among Cadence Design Systems, Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof under the heading "BANKS" (each a "Bank" and, collectively, the "Banks"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), Bank of Montreal, Bank One, NA (formerly known as The First National Bank of Chicago), KeyBank National Association and UBS AG, Stamford Branch, as co-agents, and ABN AMRO Bank N.V., as agent for the Banks (in such capacity, the "Agent").

          The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of September 29, 1998 (as amended by a First Amendment to Credit Agreement dated as of October 16, 1998, the "Credit Agreement"). The Borrower has requested that the Banks agree to certain amendments to the Credit Agreement. The Banks have agreed to such request, subject to the terms and conditions hereof.

          Accordingly, the parties hereto agree as follows:

          SECTION 1  DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Amendment (including in the Recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b)  INTERPRETATION.  The rules of interpretation set forth in
Section 1.03 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          SECTION 2  AMENDMENTS TO THE CREDIT AGREEMENT.

          (a) AMENDMENTS. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in
Section 3 (the "Effective Date"):

               (i)   The definition of "364-day Commitment" set forth in
Section 1.01 of the Credit Agreement shall be amended by deleting the dollar amount of "$177,500,000" in clause (i) of such definition and substituting therefor the dollar amount "$150,000,000";

               (ii) Section 4.01 of the Credit Agreement shall be amended by deleting the dollar amount "$177,500,000" in subsection (c) thereof and substituting therefor the dollar amount "$150,000,000";

               (iii) The definition of "APPLICABLE FEE AMOUNT" set forth in
Section 1.01 of the Credit Agreement shall be amended by deleting the term "3-Year Commitment Fee" and substituting therefor the term "2-Year Commitment Fee".

               (iv)  The definition of "CONSOLIDATED EBITDA" set forth in
Section 1.01 of the Credit Agreement shall be amended by inserting immediately after the text "which were deducted in determining Consolidated Net Income," the following new text:

     "PLUS the quarterly increase in product license subscription bookings to the extent not included or reflected in Consolidated Net Income, in each case,"

               (v)   The definition of "FINAL MATURITY DATE" set forth in
Section 1.01 of the Credit Agreement shall be amended by deleting the date "September 29, 2002" and substituting therefor the date "September 29, 2001".

               (vi)  The definition of "FUNDED DEBT" set forth in Section
1.01 of the Credit Agreement shall be amended by inserting immediately after the text "Section 9.02(c)" the following new text: "and Section 9.02(e)".

               (vii) Section 9.02(b) of the Credit Agreement (captioned "Minimum Liquidity") shall be deleted in its entirety the following inserted in its place: "(b) [Intentionally omitted.]"

               (viii) A new Section 9.02(d) shall be inserted into the Credit Agreement as follows:

          "(d) MINIMUM CURRENT RATIO. The Borrower shall maintain as of the last day of each fiscal quarter a ratio of (i) current assets to (ii) current liabilities, in each case, of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, of not less than 1.00 to 1.00. For purposes of calculating the Borrower's compliance with this Section 9.02(d) as of the last day of any fiscal quarter, current liabilities shall include (A) off-balance sheet Indebtedness having a maturity of less than one year from such fiscal quarter-end and (B) the current portion of all Loans then outstanding hereunder."

               (ix) A new Section 9.02(e) shall be inserted into the Credit Agreement as follows:

          "(e) MAXIMUM FUNDED DEBT TO EBITDA RATIO. The Borrower shall maintain as of the last day of each fiscal quarter a ratio of (i) Funded Debt of the Borrower and its Subsidiaries on a consolidated basis, to (ii) Consolidated EBITDA for the twelve-month period ended on such date, of not more than
     2.00 to 1.00."

               (x) Annex I to the Credit Agreement (captioned "Pricing Grid") shall be amended by (A) deleting the term "3-Year Commitment Fee" in each place where it appears in Annex I and substituting therefor in each such place the term "2-Year Commitment Fee" and (B) deleting the pricing grid set forth in Paragraph I and replacing it with the following pricing grid:


                                       2.

------------------------------------------------------------------------------
  LEVEL       FIXED CHARGE     EURODOLLAR         2-YEAR          364-DAY
             COVERAGE RATIO    RATE SPREAD    COMMITMENT FEE   COMMITMENT FEE
------------------------------------------------------------------------------
 Level 1     less than or        1.500%           0.300%           0.175%
             equal to 2.00
------------------------------------------------------------------------------

 Level 2     greater than        1.375%           0.250%           0.175%
             2.00 but less
             than or equal
             to 3.00
------------------------------------------------------------------------------

 Level 3     greater than        1.250%           0.225%           0.175%
             3.00
------------------------------------------------------------------------------

               (xi) Schedule 1 of the Credit Agreement shall be amended and restated in its entirety in the form of Schedule 1 attached hereto.

          (b) EXTENSION OF CONVERSION DATE. Pursuant to Section 4.01(c) of the Credit Agreement, the Borrower has requested, and the Agent and the Banks hereby unanimously consent to, the extension of the Conversion Date for an additional one-year period. Accordingly, the new scheduled Conversion Date shall be September 29, 2000.

          (c) DOCUMENTATION AGENT. From and after the Effective Date, Bank of America, N.A. ("BofA"), shall have the additional designation of "Documentation Agent" under the Credit Agreement (in such capacity, the "Documentation Agent"). Notwithstanding BofA's designation as "Documentation Agent," BofA shall not have any right, power, obligation, liability, responsibility or duty under the Credit Agreement other than those applicable to all Banks as such. Without limiting the foregoing, the Documentation Agent shall not have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on the Documentation Agent in entering into this Amendment or the Credit Agreement or in taking or not taking action thereunder.

          (d) REFERENCES WITHIN CREDIT AGREEMENT. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          SECTION 3 CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

          (a) EXECUTED AMENDMENT. The Agent shall have received an executed counterpart of this Amendment from the Borrower and each Bank.

          (b) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

                                       3.

               (i) the representations and warranties contained in Section 4 hereof shall be true and correct on and as of the Effective Date as though made on and as of such date; and

               (ii)  no Default shall have occurred and be continuing.

          (c) FEES AND EXPENSES. The Borrower shall have paid (i) all fees in accordance with Section 5 below and (ii) all invoiced costs and expenses then due in accordance with Section 6(d).

          (d) ADDITIONAL DOCUMENTS. The Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Agent or any Bank (through the Agent) may reasonably request.

          SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Banks to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 8.01 of the Credit Agreement and in the other Loan Documents. For the purposes of this Section 4, (i) each reference in Section
8.01 of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, (ii) the representation and warranty set forth in Section 8.01(p) of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (PROVIDED that such representations and warranties shall be true, correct and complete as of such earlier date), and (iv) the preceding clause (i) shall take into account any amendments to the Schedules and other disclosures made in writing by the Borrower to the Agent and the Banks after the Closing Date and approved by the Agent and the Majority Banks.

          SECTION 5 AMENDMENT FEES. The Borrower shall pay to the Agent (a) for the account of each of the Banks other than the Departing Banks (as defined in Section 6(b) below) an amendment fee equal to 0.075% of the Revolving Commitment of each Bank as in effect immediately prior to giving effect to this Amendment, and (b) for the account of each of the Increasing Banks (as defined in Section 6(a) below) an additional amendment fee equal to 0.125% of the amount by which the Revolving Commitment of such Increasing Bank increases immediately after giving effect to this Amendment.

          SECTION 6  CERTAIN TRANSITIONAL MATTERS.

          (a) On the Effective Date, the amount of Revolving Loans then outstanding and held by each Bank shall be adjusted to reflect the changes in the Banks' Pro Rata Shares of the Revolving Loans, subject to Section 5.02 of the Credit Agreement. Each Bank having Revolving Loans then outstanding and whose Pro Rata Share in respect of Revolving Loans has been decreased on the Effective Date as a result of the amendments contemplated hereby shall be deemed to have assigned on the Effective Date, without recourse, to each Bank increasing its Revolving Commitment on the Effective Date (each such Bank, an "Increasing Bank") such

                                       4.

portion of such Revolving Loans as shall be necessary to effectuate such adjustment. Each such Bank increasing its Revolving Commitment on the Effective Date shall (i) be deemed to have assumed such portion of such Revolving Loans and (ii) fund on the Effective Date such assumed amounts to the Agent for the account of the assigning Bank in accordance with the provisions hereof in the amount notified to such Increasing Bank by the Agent. At the request of any Bank whose Revolving Commitment increases or decreases as a result of the amendments contemplated hereby, the Borrower shall promptly provide a replacement Revolving Note to each such requesting Bank reflecting such Bank's new Revolving Commitment. Each such Bank requesting a replacement Revolving Note shall, upon its receipt of such replacement Revolving Note, return its existing Revolving Note, if any, to the Agent for cancellation.

          (b)  On the Effective Date, Banque Nationale de Paris, The
Northern Trust Company and Bank of Montreal (the "Departing Banks") shall cease to be a "Bank" under and for all purposes of the Credit Agreement and the other Loan Documents, except that each Departing Bank shall retain all of its rights and benefits under Section 12.04 of the Credit Agreement. For purposes of the transitional matters described in Section 6(a) above, each Departing Bank shall be deemed to have a Pro Rata Share of zero percent (0%) after giving effect to the amendments contemplated hereby.

          SECTION 7  MISCELLANEOUS.

          (a) NOTICE. The Agent shall notify the Borrower and the Banks of the occurrence of the Effective Date.

          (b) CREDIT AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

          (c) NO RELIANCE BY BORROWER. The Borrower hereby acknowledges and confirms to the Agent and the Banks that the Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

          (d) COSTS AND EXPENSES. The Borrower agrees to pay to the Agent on demand the reasonable out-of-pocket costs and expenses of the Agent, and the reasonable fees and disbursements of counsel to the Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

          (e) BINDING EFFECT. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Agent and each Bank and their respective successors and assigns

                                       5.

          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

          (g) COMPLETE AGREEMENT; AMENDMENTS. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.01 of the Credit Agreement.

          (h) SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

          (i) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          (j) INTERPRETATION. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to the Agent, the Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against any of the Banks or the Agent merely because of the Agent's or any Bank's involvement in the preparation thereof.

          (k) LOAN DOCUMENTS. This Amendment and the other Amendment Documents shall constitute Loan Documents.



                             [SIGNATURE PAGES FOLLOW.]

                                       5A.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                                   THE BORROWER

                                   CADENCE DESIGN SYSTEMS, INC.


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   THE AGENT

                                   ABN AMRO BANK N.V., as Administrative and
                                   Syndications Agent


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   THE BANKS

                                   ABN AMRO BANK N.V., as a Bank


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Documentation Agent and as a Bank


                                   By   -----------------------------------

                                        Name:
                                        Title:


                                      6.

                                   BANK ONE, NA (formerly known as The First
                                   National Bank of Chicago)


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   KEYBANK NATIONAL ASSOCIATION


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   UBS AG, STAMFORD BRANCH


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   BARCLAYS BANK PLC


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                      7.

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                   BANKBOSTON, N.A.


                                   By   -----------------------------------
                                        Name:
                                        Title:


                                      8.